                                                                     EXHIBIT 3.2







                               UNIONBANCORP, INC.





                                     BYLAWS





                               UNIONBANCORP, INC.




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                               TABLE OF CONTENTS

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                                                                           PAGE
                                                                          NUMBER
                                                                          ------
                                   ARTICLE I
                                    NAME

Section 1.1  Name                                                           1

                                 ARTICLE II
                                   OFFICES

Section 2.1  Registered Office                                              1
Section 2.2  Principal Office                                               1
Section 2.3  Other Offices                                                  1


                                 ARTICLE III
                          MEETINGS OF STOCKHOLDERS


Section 3.1   Place of Meetings                                             1
Section 3.2   Annual Meetings                                               1
Section 3.3   Notice                                                        2
Section 3.4   Nominations For Director                                      2
Section 3.5   Special Meetings                                              4
Section 3.6   Voting Lists                                                  4
Section 3.7   Quorum                                                        4
Section 3.8   Adjourned Meeting and Notice Thereof                          4
Section 3.9   Voting                                                        4




Section 3.10  Conduct of Meeting                                            5
Section 3.11  Proxies                                                       5
Section 3.12  Inspectors of Election                                        6



                                   ARTICLE IV
                                  DIRECTORS


Section 4.1  Powers                                                         6
Section 4.2  Number and Qualifications                                      6
Section 4.3  Election and Vacancies                                         7

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                                                                          NUMBER
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Section 4.4   Regular Meetings                                               7
Section 4.5   Organization Meeting                                           7
Section 4.6   Special Meetings                                               7
Section 4.7   Quorum; Majority Action                                        7
Section 4.8   Action Without Meeting                                         8
Section 4.9   Telephonic Meetings                                            8
Section 4.10  Fees and Compensation                                          8
Section 4.11  Removal                                                        8
Section 4.12  Directors Emeritus/Advisory Directors                          8



                                  ARTICLE V
                                  OFFICERS



Section 5.1   Executive Officers                                             9
Section 5.2   Election                                                       9
Section 5.3   Subordinate Officers                                           9
Section 5.4   Removal and Resignation                                        9
Section 5.5   Vacancies                                                      9
Section 5.6   Compensation                                                   9
Section 5.7   Chairman of the Board                                         10
Section 5.8   Chief Executive Officer                                       10
Section 5.9   President                                                     10
Section 5.10  Chief Financial Officer                                       10
Section 5.11  Secretary                                                     10



                                 ARTICLE VI
                                 COMMITTEES


Section 6.1  Executive Committee                                            10
Section 6.2  Audit Committee                                                12
Section 6.3  Compensation Committee                                         13
Section 6.4  Other Committees                                               13


                                  ARTICLE VII
                                INDEMNIFICATION


Section 7.1  Indemnification                                                14
Section 7.2  Subsequent Amendment                                           16
Section 7.3  Other Rights; Continuation of Right to Indemnification         17

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                                                                           PAGE
                                                                          NUMBER
                                                                          ------


Section 7.4  Insurance                                                      17
Section 7.5  Certain Definitions                                            17
Section 7.6  Savings Clause                                                 18
Section 7.7  Subsequent Legislation                                         18


                                  ARTICLE VIII
                              RECORDS AND REPORTS

Section 8.1  Records                                                        18
Section 8.2  Checks and Drafts                                              18
Section 8.3  Execution of Instruments                                       18
Section 8.4  Fiscal Year                                                    18
Section 8.5  Annual Audit                                                   19



                                   ARTICLE IX
                               DIVIDENDS ON STOCK

Section 9.1  Dividends on Stock                                             19

                                   ARTICLE X
                                  CERTIFICATES


Section 10.1  Issuance                                                      19
Section 10.2  Certificates for Shares                                       19
Section 10.3  Statements on Certificates                                    19
Section 10.4  Lost or Destroyed Certificates                                19
Section 10.5  Transfer                                                      19



                                   ARTICLE XI
                                 MISCELLANEOUS

Section 11.1  Record Date                                                   20
Section 11.2  Inspection of Corporate Records                               20
Section 11.3  Corporate Seal                                                21


                                  ARTICLE XII
                              AMENDMENT OF BYLAWS

Section 12.1  Amendment of Bylaws                                           21



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



                               UNIONBANCORP, INC.


                                   BYLAWS


                                   ARTICLE I
                                     NAME

     SECTION 1.1 NAME.  The name of this corporation is "UnionBancorp, Inc."

                                   ARTICLE II
                                    OFFICES

     SECTION 2.1 REGISTERED OFFICE. The corporation shall at all times maintain a registered office in the State of Delaware, which, except as otherwise determined by the Board of Directors of the corporation (the "Board"), shall be in the City of Wilmington, County of New Castle.

     SECTION 2.2 PRINCIPAL OFFICE. The principal office of the corporation shall be maintained at such place within or without the State of Delaware as the Board shall designate.

     SECTION 2.3 OTHER OFFICES. The corporation may also have offices at such other places within or without the State of Delaware as the Board shall from time to time designate or the business of the corporation shall require.

                                  ARTICLE III
                            MEETINGS OF STOCKHOLDERS

     SECTION 3.1 PLACE OF MEETINGS. All annual and special meetings of stockholders shall be held at such places within or without the State of Delaware as the Board may determine.

     SECTION 3.2 ANNUAL MEETINGS.

           3.2.1 TIME AND PLACE. The regular annual meeting of stockholders for the election of directors and for the transaction of any other business of the corporation shall be held each year on the fourth Tuesday of April, if not a legal holiday, or, if a legal holiday, then on the next succeeding day not a Saturday, Sunday or legal holiday, or at such other time, date or place as the Board may determine.


           3.2.2 NEW BUSINESS. At the annual meetings, directors shall be elected and any other business properly proposed and filed with the Secretary of the corporation as in these Bylaws provided may be transacted which is within the powers of the stockholders.

           Any new business to be conducted at the annual meeting of the stockholders shall be stated in writing and filed with the Secretary of the corporation on or before thirty (30) days in advance of the first anniversary date (month and day) of the previous year's annual meeting, and all business so stated, proposed and filed shall, unless prior action thereon is required by the Board, be considered at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the corporation on or before thirty (30) days in advance of the first anniversary date (month or day) of the previous year's annual meeting, such proposal may only be voted upon at a meeting held at least thirty (30) days after the annual meeting at which it is presented. No other proposal may be acted upon at the annual meeting. This provision shall not prevent the consideration, approval or disapproval at the annual meeting of the reports of officers and committees, but in connection with such reports no business shall be acted upon at such annual meeting unless stated and filed as herein provided.

     SECTION 3.3 NOTICE. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting of the stockholders is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid, and addressed to the stockholder at his or her address as it appears on the records of the corporation as of the record date prescribed in Section 3.9.1 and Section 11.1.1 of these Bylaws.

     SECTION 3.4 NOMINATIONS FOR DIRECTOR. Nominations of candidates for election as directors at any meeting of stockholders may be made: (a) by, or at the direction of, a majority of the Executive Committee of the Board (the "Executive Committee"), or, if there is no Executive Committee of the Board at such time, by a majority of the Board; or (b) by any stockholder of record entitled to vote at such meeting; provided that only persons nominated in accordance with procedures set forth in this Section shall be eligible for election as directors.

     Nominations, other than those made by, or at the direction of, the Executive Committee or the Board, may only be made pursuant to timely notice in writing to the Secretary of the corporation as set forth in this Section 3.4. To be timely, a stockholder's notice shall be delivered to, or mailed and received by the Secretary of the corporation, for an annual meeting, not less than sixty
(60) days nor more than ninety (90) days in advance of the first anniversary date (month and day) of the previous year's annual meeting, and for a special
meeting, not less than sixty (60) days nor more than ninety (90) days   in
advance of the date (month and day) of the special meeting, regardless of any postponement or adjournments of that meeting to a later date. Such stockholder notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the corporation's stock which are beneficially owned by such person on the date of such stockholder notice; and (iv) any other information relating to such person that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D-

G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the acquisition of stock, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether such person is subject to the provisions of such regulations, including, but not limited to, information required to be disclosed by Items 4(b) and 6 of Schedule 14A of Regulation 14A with the Securities and Exchange Commission; and (b) as to the stockholder giving the notice: (a) the name and address, as they appear on the corporation's books, of such stockholder and the name and principal business or residential address of any other beneficial stockholders known by such stockholder to support such nominees; and (b) the class and number of shares of the corporation's stock which are beneficially owned by such stockholder on the date of such stockholder notice and the number of shares owned beneficially by any other record or beneficial stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Executive Committee or the Board, any person nominated by, or at the request of, the Executive Committee or the Board for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The Executive Committee or the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of this Section
3.4. If the Executive Committee or the Board determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.4 in any material respect, the Secretary of the corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder may cure the deficiency by providing additional information to the Secretary within such period of time, not less than five days from the date such deficiency notice is given to the stockholder, as the Executive Committee or the Board shall determine. If the deficiency is not cured within such period, or if the Executive Committee or the Board determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this
Section 3.4 in any material respect, then the Executive Committee or the Board may reject such stockholder's notice and the proposed nominations shall not be accepted if presented at the stockholder meeting to which the notice relates. The Secretary of the corporation shall notify a stockholder in writing whether his or her nomination has been made in accordance with the time and informational requirements of this Section 3.4. Notwithstanding the procedure set forth in this Section 3.4, if neither the Executive Committee nor the Board makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the stockholder's meeting shall determine and declare at the meeting whether a nomination was not made in accordance with the terms of this Section 3.4. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 3.4, he or she shall so declare at the meeting and the defective nomination shall not be accepted.

     SECTION 3.5 SPECIAL MEETINGS. Special meetings of stockholders for the purpose of taking any action permitted the stockholders by law and the Certificate of Incorporation of this corporation may be called at any time by at least 66 2/3% of directors then in office. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of stockholders.

     SECTION 3.6 VOTING LISTS. The officer having charge of the stock transfer books for shares of the capital stock of the corporation shall make at least ten (10) days before each meeting of the stockholders a complete list of the stockholders entitled to vote at such meeting, with the address of and the number of shares registered in the name of, each stockholder. Such list shall be subject to inspection by any stockholder, for any purpose germane to the meeting, at any time during the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified in the notice of the meeting, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

     SECTION 3.7 QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     SECTION 3.8 ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares present, whether in person or represented by proxy, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section
3.7 above. When any stockholders' meeting, either annual or special, is adjourned for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Except as provided above, it shall not be necessary to give any notice of the adjourned meeting if the time and place thereof are announced at the meeting at which such adjournment is taken.

     SECTION 3.9 VOTING.

           3.9.1 RECORD DATE. Unless a record date for voting purposes is fixed as provided in Section 11.1.1 of these Bylaws then, subject to the provisions of Section 217 of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") (relating to voting of shares held by fiduciaries, pledgors and joint owners), only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or, if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of stockholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting.

           3.9.2 METHOD; VOTE REQUIRED. Unless otherwise required by law, voting may be oral or by written ballot; provided, however, that all elections for directors must be by ballot if demanded by a stockholder before such voting begins. Except as provided in Section 3.7 and except with respect to election of directors, the affirmative vote of the majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

           3.9.3 VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into the trustee's name.

           Neither treasury shares of its own stock held by the corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held directly or indirectly by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     SECTION 3.10 CONDUCT OF MEETING. The presiding officer at any meeting of stockholders, either annual or special, shall be the Chairman of the Board or, in his or her absence, the President or, in the absence of both the Chairman of the Board and the President, anyone selected by a majority of the Board. The secretary at such meetings shall be the Secretary of the corporation or, in his or her absence, anyone appointed by the presiding officer.

     SECTION 3.11 PROXIES. At all meetings of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing and complying with the requirements of the Delaware General Corporation Law. No proxy shall be valid after the expiration of three (3) years from the date thereof unless otherwise provided in the proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest in the stock of the corporation or in the corporation generally which is sufficient in law to support an irrevocable power.

     SECTION 3.12 INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof.
If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the presiding officer of any such meeting may, and on the request of any stockholder or a stockholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. The duties of such inspectors shall include: (a) determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of the proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents; (e) determining the result; and (f) such acts as may be proper to conduct the election or vote with fairness to all stockholders.

                                   ARTICLE IV
                                   DIRECTORS

     SECTION 4.1 POWERS. Subject to any limitations imposed by law, the Certificate of Incorporation and these Bylaws as to actions which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed thereby, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

     SECTION 4.2 NUMBER AND QUALIFICATIONS. (a) The exact number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted of not less than 66 2/3% of the number of directors which immediately prior to such change had been fixed, in the manner prescribed herein, by the Board, subject to the provisions of the Certificate of Incorporation of the corporation.

     (b) Notwithstanding any other provisions of the certificate of incorporation of the corporation or these bylaws (and notwithstanding the fact that some lesser percentage may be specified by law, the certificate of incorporation or these bylaws of the corporation), any director or the entire board of directors of the corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at an annual meeting of stockholders or at a meeting of the stockholders called for that purpose.

     SECTION 4.3 ELECTION AND VACANCIES. Each class of directors to be elected shall be elected at the annual meeting of the stockholders of the corporation and shall hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders at which directors of such class are to be elected and until their successors are elected and qualified or until their earlier death, resignation or removal. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the board of directors, including vacancies resulting from the removal of directors, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

     SECTION 4.4 REGULAR MEETINGS. The Board shall meet regularly at the time and place designated in a resolution of the Board or by written consent of all members of the Board, whether within or without the State of Delaware, and no notice of such regular meetings need be given to the directors.

     SECTION 4.5 ORGANIZATION MEETING. Following each annual meeting of stockholders, the Board shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the Board, for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

     SECTION 4.6 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, the President, the Chief Executive Officer, the Secretary, or any two directors. Notice of each such meeting shall be given to each director by the Secretary or by the person or persons calling the meeting. Such notice shall specify the time and place of the meeting, which may be within or without the State of Delaware, and the general nature of the business to be transacted, and no other business may be transacted at the meeting. Such notice shall be deposited in the mail, postage prepaid, at least four (4) days prior to the meeting, directed to the address of the director on the records of the corporation, or delivered in person or by telephone or telegram, telecopy or other means of electronic transmission to the director at least 48 hours before the meeting. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting, or an approval of the minutes thereof, whether before or after such meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.


     SECTION 4.7 QUORUM; MAJORITY ACTION. A majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed in Section 4.6 of these Bylaws. Every act or decision of a majority of the directors present at a meeting at which a quorum is present, made or done at a meeting duly held, shall be valid as the act of the Board, unless a greater number is required by law or the Certificate of Incorporation or these Bylaws.

     SECTION 4.8 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of the Board.

     SECTION 4.9 TELEPHONIC MEETINGS. Members of the Board may participate in any regular or special meeting, including meetings of committees of the Board, through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

     SECTION 4.10 FEES AND COMPENSATION. Fees and compensation of directors and members of committees for their services, and reimbursement for expenses, shall be fixed or determined by a resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, employee, agent or otherwise, and receiving compensation therefor.

     SECTION 4.11 REMOVAL. A director may be removed only for cause as determined by the affirmative vote of the holders of at least 66 2/3% of the shares then entitled to vote in an election of directors, which vote may only be taken at an annual meeting or a special meeting. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director's duty to the corporation and such adjudication is no longer subject to direct appeal.

     SECTION 4.12 DIRECTORS EMERITUS/ADVISORY DIRECTORS. The Board of Directors may by resolution appoint directors emeritus or advisory directors who shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Directors emeritus or advisory directors shall not have the authority to participate by vote in the transaction of business.

                                   ARTICLE V
                                    OFFICERS

     SECTION 5.1 EXECUTIVE OFFICERS. The executive officers of the corporation shall be the Chairman of the Board, the Chief Executive Officer, the President, each Senior Vice President, each Vice President, the Secretary, the Treasurer, the Chief Financial Officer and any other individual performing functions similar to those performed by the foregoing persons, including any Senior Vice President or Vice President designated by the Board as performing such functions.

     SECTION 5.2 ELECTION. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of this article shall be chosen annually by the Board. Each officer shall hold his or her office until he or she shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified, and shall perform such duties as are prescribed in the Bylaws or as the Board may from time to time determine.

     SECTION 5.3 SUBORDINATE OFFICERS. The corporation may have, at the discretion of the Board, one or more Senior Vice Presidents, Vice Presidents and Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Financial Officers and such other officers as may be appointed by the Board, or by a committee of the Board to which the authority to appoint subordinate officers has been delegated, each of whom shall hold office for such period, have such authority and perform such duties as the Board or such committee may from time to time determine. Any person may hold more than one office, executive or subordinate.

     SECTION 5.4 REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board, at any regular or special meeting thereof, or by any officer upon whom such power of removal may be conferred by the Board (without prejudice, however, to the rights, if any, of an officer under any contract of employment with the corporation).

     Any officer may resign at any time by giving written notice to the Board or to the President or to the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt or at any later time specified therein.

     SECTION 5.5 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled by the Board for the unexpired portion of the term.

     SECTION 5.6 COMPENSATION. The Board shall fix the compensation of the chief executive officer of the corporation. The compensation of all of the other officers of the corporation shall be fixed by the Board or by an officer of the corporation to whom the authority to fix compensation has been delegated by the Board.

     SECTION 5.7 CHAIRMAN OF THE BOARD. The Chairman of the Board shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board or prescribed by these Bylaws.

     SECTION 5.8 CHIEF EXECUTIVE OFFICER. Subject to any powers that may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the corporation.

     SECTION 5.9 PRESIDENT. Subject to any powers that may be given by the Board to the Chairman of the Board and to the Chief Executive Officer, the President shall be the chief operating officer of the corporation and shall, subject to the control of the Board, have the general powers and duties of management usually vested in the office of the president of a corporation, and shall have such other powers and duties as the Board shall from time to time prescribe.

     SECTION 5.10 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, shall receive and keep all the funds of the corporation and shall pay out corporate funds on the check of the corporation, signed in such manner as shall be authorized by the Board. The Chief Financial Officer shall have such other powers and duties as the Board shall from time to time prescribe.

     SECTION 5.11 SECRETARY. The Secretary shall keep, or cause to be kept, minutes of all meetings of the stockholders and Board in a book to be provided for that purpose, and shall attend to the giving and serving of all notices of meetings of stockholders and directors, and any other notices required by law to be given. The Secretary shall be custodian of the corporate seal, if any, and shall affix the seal to all documents and papers requiring such seal. The Secretary shall have such other powers and duties as the Board from time to time shall prescribe.


                                   ARTICLE VI
                                   COMMITTEES

     SECTION 6.1 EXECUTIVE COMMITTEE. The Board may, by a resolution adopted by a majority of the authorized number of directors, but shall not be required to, designate an executive committee consisting of three or more directors, one of which shall be the Chairman of the Board or the Chief Executive Officer, to serve at the pleasure of the Board. If an executive committee is designated, it shall have, to the extent provided in the resolution of the Board or in these Bylaws, all the authority of the Board, except with respect to:


           (a) Amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the Delaware

      General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

           (b) Adopting an agreement of merger or consolidation under Sections 251 or 252 of the Delaware General Corporation Law;

           (c) Recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

           (d) Recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution;

           (e) Amending the Bylaws of the corporation;

           (f) Nominating directors to the Board pursuant to Section 3.4 of these Bylaws; and

           (g) Unless the resolution, Bylaws, or Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

      The Board may by resolution fix the regular meeting date of the executive committee, and notice of any such regular meeting date shall be dispensed with. Special meetings of the executive committee may be held at the principal office of the corporation, or at any place which has been designated from time to time by resolution of the executive committee or by written consent of all members thereof and may be called by the Chairman of the Board, the President, any Vice President who is a member of the executive committee or any two members thereof, upon written notice to the members of the executive committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of the time and place of special meetings of the Board. Vacancies in the membership of the executive committee may be filled by the Board. A majority of the authorized number of members of the executive committee shall constitute a quorum for the transaction of business; and transactions of any meeting of the executive committee, however called and noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporation's records or made a part of the minutes of the meeting.

     Any action required or permitted to be taken by the executive committee may be taken without a meeting, if all members of the executive committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the executive committee. Such action by written consent shall have the same force and effect as a unanimous vote of such members of the executive committee. Any certificate or other document filed under any provision of the Delaware General Corporation Law which relates to action so taken shall state that the action was taken by unanimous written consent of the executive committee without meeting, and that these Bylaws authorize the members of the executive committee to so act.

     SECTION 6.2 AUDIT COMMITTEE. The Board may, by a resolution adopted by a majority of the authorized number of directors, but shall not be required to, designate an audit committee consisting of two or more outside directors to serve at the pleasure of the Board. If an audit committee is designated, it shall have, to the extent provided in the resolution of the Board or in these Bylaws, the authority to retain the independent auditor for the corporation, and to conduct discussions with such auditor concerning the financial statements, operations, internal controls and other related matters and such other authority as may be provided to the audit committee by the Board.

     The Board may, by resolution, fix the regular meeting date of the audit committee, and notice of any such regular meeting date shall be dispensed with. Special meetings of the audit committee may be held at the principal office of the corporation, or at any place which has been designated from time to time by resolution of the audit committee or by written consent of all members thereof and may be called by the chairman of the audit committee, or any members thereof, upon written notice to the members of the audit committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of the time and place of special meetings of the Board. Vacancies in the membership of the audit committee may be filled by the Board. A majority of the authorized number of members of the audit committee shall constitute a quorum for the transaction of business; and transactions of any meeting of the audit committee, however called and noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof.
All such waivers, consents or approvals shall be filed with the corporation's records or made a part of the minutes of the meeting.

     Any action required or permitted to be taken by the audit committee may be taken without a meeting, if all members of the audit committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the audit committee. Such action by written consent shall have the same force and effect as a unanimous vote of such members of the audit committee. Any certificate or other document filed under any provision of the Delaware General Corporation Law which relates to action so taken shall state that the action was taken by unanimous written consent of the audit committee without meeting, and that these Bylaws authorize the members of the audit committee to so act.

     SECTION 6.3 COMPENSATION COMMITTEE. The Board may, by a resolution adopted by a majority of the authorized number of directors, but shall not be required to, designate a compensation committee consisting of three or more directors to serve at the pleasure of the Board. If an compensation committee is designated, it shall have, to the extent provided in the resolution of the Board or in these Bylaws, the authority to establish the compensation, benefits and prerequisites for the executive officers, directors and other employees of the corporation and such other authority as may be provided to the compensation committee by the Board.

     The Board may, by resolution, fix the regular meeting date of the compensation committee, and notice of any such regular meeting date shall be dispensed with. Special meetings of the compensation committee may be held at the principal office of the corporation, or at any place which has been designated from time to time by resolution of the compensation committee or by written consent of all members thereof and may be called by the chairman of the compensation committee, or any two members thereof, upon written notice to the members of the compensation committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of the time and place of special meetings of the Board. Vacancies in the membership of the compensation committee may be filled by the Board. A majority of the authorized number of members of the compensation committee shall constitute a quorum for the transaction of business; and transactions of any meeting of the compensation committee, however called and noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporation's records or made a part of the minutes of the meeting.

     Any action required or permitted to be taken by the compensation committee may be taken without a meeting, if all members of the compensation committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the compensation committee. Such action by written consent shall have the same force and effect as a unanimous vote of such members of the compensation committee. Any certificate or other document filed under any provision of the Delaware General Corporation Law which relates to action so taken shall state that the action was taken by unanimous written consent of the compensation committee without meeting, and that these Bylaws authorize the members of the compensation committee to so act.

     SECTION 6.4 OTHER COMMITTEES. The Board may, but shall not be required to, designate any other committee consisting of two or more directors, to serve at the pleasure of the Board. Any such committee shall possess such powers of the Board as the Board shall by its resolution provide, except that it shall not in any event have authority with respect to any of the transactions which are prohibited to the executive committee by Section 6.1 of this Article VI.

     Unless the Board shall otherwise prescribe the manner of proceedings of any other committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the Chairman of the Board, or the President, or any two members of the committee; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.


                                  ARTICLE VII
                                INDEMNIFICATION

      SECTION 7.1 INDEMNIFICATION.

           7.1.1 ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

           7.1.2 ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses

      (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

           7.1.3 INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Section 7.1, to the extent that a director, officer, employee or agent has been successful, on the merits or otherwise, including, without limitation, to the extent permitted by applicable law, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 7.1.1 and 7.1.2, or in defense of any claim, issue or matter therein, he or she shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

           7.1.4 DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 7.1.1 and 7.1.2, (unless ordered by a court) shall be paid by the corporation, if a determination is made (a) by the board of directors by a majority vote of the directors who were not parties to such action, suit or proceeding, or (b) if such majority of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 7.1.1 and 7.1.2.

           7.1.5 ADVANCE OF COSTS, CHARGES AND EXPENSES. Expenses (including attorneys' fees) incurred by a person referred to in Sections 7.1.1 and
      7.1.2 in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized in this ArticleEVII. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the majority of the directors deems appropriate. The majority of the directors may, in the manner set forth above, and upon approval of such director or officer of the corporation, authorize the corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.

           7.1.6 PROCEDURE FOR INDEMNIFICATION. Any indemnification under Sections 7.1.1, 7.1.2 and 7.1.3, or advance of costs, charges and expenses under Section 7.1.5, shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee or agent. The right to indemnification or advances as granted by this ArticleEVII shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction, if the corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 7.1.5, where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in Sections
      7.1.1 and 7.1.2, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections
      7.1.1 and 7.1.2, nor the fact that there has been an actual determination by the corporation (including its board of directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           7.1.7 SETTLEMENT. The corporation shall not be obligated to reimburse the costs of any settlement to which it has not agreed. If in any action, suit or proceeding, including any appeal, within the scope of Sections 7.1.1 and 7.1.2, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof offered or assented to by the opposing party or parties in such action, suit or proceeding, then, notwithstanding any other provision hereof, the indemnification obligation of the corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time such settlement could reasonably have been effected.

     SECTION 7.2 SUBSEQUENT AMENDMENT. No amendment, termination or repeal of this Article VII or of relevant provisions of the Delaware General Corporation Law or any other applicable law shall affect or diminish in any way the rights of any director or officer of the corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     SECTION 7.3 OTHER RIGHTS; CONTINUATION OF RIGHT TO INDEMNIFICATION. The indemnification provided by this ArticleEVII shall not be deemed exclusive of any other rights to which a director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office or while employed by or acting as agent for the corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. Nothing contained in this ArticleEVII shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth herein. All rights to indemnification under this ArticleEVII shall be deemed to be a contract between the corporation and each director or officer of the corporation who serves or served in such capacity at any time while this ArticleEVII is in effect. The corporation shall not consent to any acquisition, merger, consolidation or other similar transaction unless the successor corporation assumes by operation of law or by agreement the obligations set forth in this ArticleEVII.

     SECTION 7.4 INSURANCE. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this ArticleEVII.

     SECTION 7.5 CERTAIN DEFINITIONS.  For purposes of this ArticleEVII:

           (i) references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises, shall stand in the same position under this ArticleEVII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued;

           (ii) references to "other enterprises" shall include employee benefit plans;

           (iii) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

           (iv) references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and

           (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation," as referred to in this Article VII.

     SECTION 7.6 SAVINGS CLAUSE. If this ArticleEVII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director or officer of the corporation as to any costs, charges, expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this ArticleEVII that shall not have been invalidated and to the full extant permitted by applicable law.

     SECTION 7.7 SUBSEQUENT LEGISLATION. If the Delaware General Corporation Law is amended after the date hereof to further expand the indemnification permitted to directors and officers of the corporation, then the corporation shall indemnify such person to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                                  ARTICLE VIII
                              RECORDS AND REPORTS

     SECTION 8.1 RECORDS. The corporation shall maintain adequate and correct books and records of account of its business and properties.

     SECTION 8.2 CHECKS AND DRAFTS. All checks, drafts and other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board.

     SECTION 8.3 EXECUTION OF INSTRUMENTS. The Board may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or for any amount.

     SECTION 8.4 FISCAL YEAR. The fiscal year of the corporation shall be a December 31 fiscal year.
                                     18

     SECTION 8.5 ANNUAL AUDIT. The corporation shall be subject to an annual audit as of the end of its fiscal year by independent accountants appointed by, and responsible to, the Board.


                                   ARTICLE IX
                               DIVIDENDS ON STOCK

     SECTION 9.1 DIVIDENDS ON STOCK. Subject to applicable law, the Certificate of Incorporation and these Bylaws, the Board may, from time to time, declare, and the corporation may pay, dividends on the outstanding shares of capital stock of the corporation.

                                   ARTICLE X
                                  CERTIFICATES

     SECTION 10.1 ISSUANCE. The corporation, as authorized by the Board, may issue any and all forms of certificates of stock not inconsistent with law.

     SECTION 10.2 CERTIFICATES FOR SHARES. Every holder of shares of the stock of the corporation or shares of any other class or series of stock that may be validly authorized and issued by the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     SECTION 10.3 STATEMENTS ON CERTIFICATES. Any certificates for shares of stock shall contain such legend or other statement as may be required by law or applicable rule or regulation, by these Bylaws or by any agreements between the corporation and the issue thereof.

     SECTION 10.4 LOST OR DESTROYED CERTIFICATES. In case any certificate for stock or other security issued by this corporation is lost or destroyed, the Board may authorize the issuance of a new certificate or instrument therefor, on such terms and conditions as it may determine, after proof of such loss or destruction satisfactory to the Board. The Board may require a bond or other security in an adequate amount as indemnity for any such certificate or instrument when, in the Board's judgment, it is proper to do so.

     SECTION 10.5 TRANSFER. Stock of the corporation shall be transferable on the books of the corporation by the person named in the certificate, or by the person entitled thereto, on surrender of the certificate for cancellation, accompanied by proper evidence of succession, assignment or authority to transfer. The corporation shall be entitled to treat the holder of record of any stock certificate as owner thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such stock on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                   ARTICLE XI
                                 MISCELLANEOUS

     SECTION 11.1 RECORD DATE.

           11.1.1 STOCKHOLDERS MEETINGS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10 days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

           11.1.2 OTHER ACTIONS. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days prior to such action.

           11.1.3 SUBSEQUENT TRANSFERS AND CLOSING TRANSFER BOOKS. When a record date is fixed, only stockholders of record at the close of business on that date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation or by agreement or in the Delaware General Corporation Law. The Board may close the books of the corporation against transfers of shares during the whole, or any part, of any such period.

     SECTION 11.2 INSPECTION OF CORPORATE RECORDS.

           11.2.1 BY STOCKHOLDERS. Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder.



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            11.2.2  BY DIRECTORS.  Each director shall have the right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the corporation. The inspection may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts and copies thereof.

      SECTION 11.3 CORPORATE SEAL. The corporate seal of the corporation, if any, shall be in such form as the Board shall prescribe.

                                  ARTICLE XII
                              AMENDMENT OF BYLAWS

     SECTION 12.1 AMENDMENT OF BYLAWS. These Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of at least 66 2/3% of the total votes eligible to be cast at a legal meeting of the stockholders or by a resolution adopted by a majority of the directors then in office.

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